SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported)         August 28, 2002

                            BLACKHAWK BANCORP, INC.
                            -----------------------

             (Exact name of registrant as specified in its charter)


         Wisconsin                      0-18599                 39-1659424
----------------------------   ------------------------         ----------
(State or other jurisdiction   (Commission File Number)   (IRS Employer Number)
of incorporation)

          400 Broad Street, Beloit, WI                        53511
          ----------------------------                        -----
          (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code:  (608) 364-8911
                                                     --------------

Item 4.     Changes in Registrant's Certifying Accountant

On August 27, 2002, the Audit Committee of the Board of Directors of Blackhawk Bancorp, Inc. ("the Company") approved a change in auditors. The Board of Directors ratified the Audit Committee's engagement of McGladrey & Pullen, LLP to serve as the Company's independent public accountants and replacement of Wipfli Ullrich Bertelson LLP (Wipfli") as the Company's independent public accountants, effective August 28, 2002.

Wipfli performed audits of the consolidated financial statements for the two years ended December 31, 2001 and 2000. Their reports did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two years ended December 31, 2001, and from December 31, 2001 through the effective date of the Wipfli termination, there have been no disagreements between the Registrant and Wipfli on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure, which disagreements would have caused Wipfli to make reference to the subject matter of such disagreements in connection with this report.

During the two years ended December 31, 2001, and from December 31, 2001 until the effective date of the dismissal of Wipfli, Wipfli did not advise the Registrant of any of the following matters:

1. That the internal controls necessary for the Registrant to develop reliable financial statements did not exist;

2. That information had come to Wipfli's attention that had lead it to no longer be able to rely on management's representations, or that had made it unwilling to be associated with the financial statements prepared by management;

3. That there was a need to expand significantly the scope of the audit of the Registrant, or that information had come to Wipfli's attention that if further investigated: (i) may materially impact the fairness or reliability of either a previously-issued audit report or underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements) or (ii) may cause it to be unwilling to rely on management's representation or be associated with the Registrant's financial statements and that, due to its dismissal, Wipfli did not so expand the scope of its audit or conduct such further investigation;

4. That information had come to Wipfli's attention that it had concluded materially impacted the fairness or reliability of either: (i) a previously-issued audit report or the underlying financial statements or
     (ii) the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), or that, due to its dismissal, there were no such unresolved issues as of the date of its dismissal.

Wipfli has furnished a letter to the SEC dated August 29, 2002, stating that it agrees with the above statements, and is attached hereto as Exhibit 1.

During the two years ended December 31, 2001, and from December 31, 2001 through engagement of McGladrey & Pullen, LLP as the Registrant's independent accountant, neither the Registrant nor anyone on its behalf had consulted McGladrey & Pullen, LLP with respect to any accounting or auditing issues involving the Registrant. In particular, there was no discussion with the Registrant regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the financial statements, or any related item.

Item 7.     Financial Statements and Exhibits

(C)  EXHIBITS.

     16.1   Letter from Wipfli Ullrich Bertelson LLP dated August 29, 2002.

     99     Press Release dated August 29, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  August 29, 2002                       BLACKHAWK BANCORP, INC.

                                             /s/Todd J. James
                                             -----------------------------------

                                             Todd J. James
                                             Senior Vice President and CFO

                          EXHIBIT INDEX TO FORM 8-K OF
                            BLACKHAWK BANCORP, INC.
                             DATED AUGUST 28, 2002
                  Pursuant to Section 102(d) of Regulation S-T

EXHIBIT   DESCRIPTION

16.1 Letter to Securities and Exchange Commission dated August 29, 2002 from Wipfli Ullrich Bertelson LLP.

99        Press Release dated August 29, 2002.